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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2001
                                                 -------------

                                MSU DEVICES INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

Delaware                            33-2822-A                22-2748288
--------                            ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

2901 North Dallas Parkway, Suite 460, Plano, Texas     75093
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (972) 473-7543
                                                   --------------

                                MSU Corporation
         (Former name or former address, if changed since last report)

                               Page 1 of 52 pages
                          Index to Exhibits at Page 4

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Item 5.  Other Events

         On June 15, 2001, the Shareholders approved a reincorporation merger to be effected by merging (the "Reincorporation Merger") MSU Corporation ("Corporation"), a Florida Corporation, into its wholly owned Delaware subsidiary, MSU Acquisition Corporation ("Acquisition"). Upon completion of the Reincorporation Merger, Corporation as a corporate entity, has ceased to exist under the laws of the State of Florida and Acquisition has succeeded to the assets and assumed the liabilities of Corporation. Acquisition will continue to operate the business of the Company under the new name of MSU Devices Inc. ("Devices"). The name of Devices has become effective upon the filing of the Certificate of Merger with the Secretary of the State of Delaware in accordance with the Agreement and Plan of Merger (the "Plan") executed by Acquisition and Corporation. In accordance with the Plan, the Certificate of Incorporation and By-Laws of Acquisition were adopted and continued by Devices. Devices is authorized to issue 120,000,000 shares of common stock (the "Common Stock"), $0.01 par value per share, and 5,000,000 shares of preferred stock, $0.01 par value per share.

         On July 19, 2001, Corporation's Common Stock commenced trading on the OTC Bulletin Board under its new name, MSU Devices Inc. Devices, however, maintains the same ticker symbol as Corporation, which is "MUCP.OB."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MSU DEVICES INC.

Dated: August 6, 2001                    By: /s/ Patti J. Brown
      ---------------------------------     ------------------------------------
                                            Name:  Patti J. Brown
                                            Title:  Chief Financial Officer

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                                Index to Exhibits
                                -----------------

Exhibit                                                            Sequential
Number         Description                                        Page Location
------         -----------                                        -------------

2.1            Certificate of Merger as filed with the
               Secretary of the State of Delaware by
               Corporation and Acquisition.                             5

2.1.1          Board Resolutions approving the Merger.                  8

2.2            Articles of Merger as filed with the
               Secretary of the State of Florida by
               Corporation and Acquisition.                             11

2.2.1          Agreement and Plan of Merger.                            14

2.2.1.1        Certificate of Incorporation as adopted by
               Devices to date.                                         19

2.2.1.2        By-Laws as adopted by Devices to date.                   25

99.            Press Release dated June 18, 2001.                       51